UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2024

FEUTUNE LIGHT ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-41424	87-4620515
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

48 Bridge Street, Building A

Metuchen, New Jersey 08840

(Address of principal executive offices)

(909) 214-2482

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one share of Class A Common Stock, one Warrant and one Right	FLFVU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	FLFV	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	FLFVW	The Nasdaq Stock Market LLC
Rights, each right exchangeable for one-tenth (1/10) of one share of Class A Common Stock at the closing of a business combination	FLFVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on October 26, 2023, Feutune Light Acquisition Corporation (“FLFV” or “PubCo” upon and following the Merger) entered into an Agreement and Plan of Merger (as the same may be amended, restated or supplemented, the “Merger Agreement”) with Thunder Power Holdings Limited, a British Virgin Islands company (the “Company”) and Feutune Light Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of FLFV (“Merger Sub”). Pursuant to the Merger Agreement, the Company will be merged with and into Merger Sub (the “Merger”), with the Merger Sub surviving the Merger as a direct wholly owned subsidiary of PubCo. The Merger and each of the other transactions contemplated by the Merger Agreement or any of the other relevant transactional documents are collectively referred to as “Transactions.”

Furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”) and incorporated by reference into this Item 7.01 is an investor presentation, dated March 19, 2024 (the “Investor Presentation”), that FLFV and the Company have prepared for use in connection with the Transactions.

Exhibit 99.1 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information about the Transactions and Where to Find It

In connection with the Transactions, on December 7, 2023, FLFV has filed with the Securities and Exchange Commission (the “SEC”) the Registration Statement on Form S-4 (File No. 333-275933), which includes a preliminary proxy statement containing information about the Transactions and the respective businesses of the Company and FLFV, as well as the prospectus relating to the offer of the shares of common stock of PubCo to be issued to in connection with the consummation of the Transactions (as may be amended or supplemented from time to time, the “Registration Statement”). After the Registration Statement is declared effective by the SEC, FLFV will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date to be established for voting on the Merger Agreement and the Transactions.

STOCKHOLDERS OF FLFV AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, PRELIMINARY PROXY STATEMENT/PROSPECTUS AND AMENDMENTS THERETO, THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. Stockholders and interested parties will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC free of charge at www.sec.gov. Stockholders of FLFV will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus without charge, once available, by directing a request to Feutune Light Acquisition Corporation, 48 Bridge Street, Building A, Metuchen, New Jersey 08840, Attention: Yuanmei Ma, Chief Financial Officer.

Participants in the Solicitation

FLFV, the Company and their respective directors, executive officers, and employees and other persons may be deemed to be participants in the solicitation of proxies from FLFV’s stockholders with respect to the Transactions. Information regarding the names and interests in the Transaction of FLFV’s directors and executive officers in FLFV’s filings with the SEC, including in the Registration Statement and the proxy statement/prospectus, when available and as each may be amended. Additional information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the proxy solicitation relating to the Transactions and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Registration Statement and the proxy statement/prospectus, when available and as each may be amended. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions. This Current Report also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, or an exemption therefrom.

Forward-Looking Statements

This Current Report includes “forward-looking statements” that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be accompanied by words that convey projected future events or outcomes, such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “target,” “aim,” “plan,” “project,” “forecast,” “should,” “would,” or variations of such words or by expressions of similar meaning. Such forward-looking statements, include, without limitation, expectations of the management of the Company with respect to the business and prospects of the Company, statements of FLFV and/or the Company regarding anticipated financial and operational results, projections of market opportunity and expectations, the estimated post-transaction enterprise value, the advantages and expected growth of PubCo, the cash position of PubCo following the Transactions, the ability of the Company and FLFV to consummate the Transactions and the timing of such consummation, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. Most of these factors are outside of the control of FLFV and the Company and are difficult to predict. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the Registration Statement, FLFV’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on March 6, 2024 (the “Form 10-K”), and in other documents filed by FLFV with the SEC from time to time. Important factors that could cause PubCo’s actual results or outcomes to differ materially from those discussed in the forward-looking statements include: the Company’s or PubCo’s limited operating history; the ability of the Company or PubCo to identify and integrate acquisitions; general economic and market conditions impacting demand for the products of the Company or PubCo; the inability to consummate the Transactions; the inability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, the amount of cash available following any redemptions by FLFV stockholders; the ability to meet Nasdaq’s listing standards following the consummation of the Transactions; costs related to the Transactions; and such other risks and uncertainties as are discussed in the Registration Statement, Form 10-K, and other documents filed by FLFV with the SEC from time to time. Other factors include the possibility that the Transactions do not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.

FLFV and the Company each expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations of FLFV or the Company with respect thereto or any change in events, conditions or circumstances on which any statement is based, except as required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Investor Presentation, dated March 19, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Feutune Light Acquisition Corporation

	By:	/s/ Yuanmei Ma
	Name:	Yuanmei Ma
	Title:	Chief Financial Officer

Date: March 19, 2024

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